EXHIBIT 99.4




                      SFC MASTER TRUST
      AMENDMENT NO. 7 TO EACH OF THE POOLING AGREEMENT
             AND THE RECEIVABLES SALE AGREEMENT
        AND AMENDMENT NO. 2 TO THE SERVICING AGREEMENT
                 AND CONSENT RELATED THERETO

          This Amendment and Consent, dated as of June 10, 1999 (the "Amendment and Consent"), is entered into by each of Specialty Foods Finance Corporation, a Delaware corporation (the "Company"), Specialty Foods Corporation, a Delaware corporation ("SFC"), SFC New Holdings, Inc., a Delaware corporation ("SFC Holdings") and The Chase Manhattan Bank (formerly known as Chemical Bank) ("Chase"), as trustee (in such capacity, the "Trustee)," in respect of
(x) the Pooling Agreement, dated as of November 16, 1994 (as previously amended, the "Pooling Agreement"), among the Company, SFC, as the Master Servicer, and the Trustee, (y) the Servicing Agreement, dated as of November 16, 1994 (as previously amended, the "Servicing Agreement"), among the Company, SFC, as the Master Servicer, the Sellers (as defined below) and the Trustee and (z) the Amended and Restated Receivables Sale Agreement, dated as of November 16, 1994 (as previously amended, the "Receivables Sale Agreement" and, together with the Pooling Agreement and the Servicing Agreement, the "Agreements"), among the Company, SFC, as the Master Servicer, and the Sellers party thereto from time to time (the "Sellers").

W I T N E S S E T H :

          WHEREAS, the Company, SFC, as Master Servicer, and the Trustee are parties to each of the Agreements;

          WHEREAS, SFC desires to assign all of its rights and obligations under, among other things, each of the Agreements to SFC Holdings, including, without limitation, the rights and obligations of SFC as Master Servicer under each of the Agreements;

          WHEREAS, the parties have agreed to amend the Agreements in order to effect such assignments by SFC to SFC
Holdings and to substitute SFC Holdings for SFC on the terms and conditions hereinafter set forth.

          NOW THEREFORE, the parties hereto hereby agree as follows:


          SECTION 1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Pooling Agreement as supplemented by the Series 1998-1 Supplement thereto, dated as of March 31, 1998 (the "Series 1998-1 Supplement"), among the Company, SFC as Master Servicer and the Trustee.

          SECTION 2. Assignment of SFC's Rights and Obligations. Effective as of the date hereof and upon satisfaction of the conditions precedent set forth in
Section 8 below, SFC hereby assigns and transfers all of its rights and obligations under each of (x) the Pooling Agreement, (y) the Servicing Agreement and (z) the Receivables Sale Agreement to SFC Holdings, including, without limitation, such rights and obligations of SFC as Master Servicer and under the Parent Note and SFC Holdings hereby accepts such rights and assumes such obligations and agrees that it will perform in accordance with their respective terms all of the obligations which are required to be performed by it under each such Agreement.


          SECTION 3.  Amendments to the Pooling Agreement.
The Pooling Agreement is hereby amended as follows:

          3.1 The Pooling Agreement is amended (i) to delete the phrase "SPECIALTY FOODS CORPORATION, as Master Servicer" in each instance where it appears in such Agreement and to substitute SFC NEW HOLDINGS, INC, as Master Servicer" therefor, and (ii) to delete the phrase "Specialty Foods Corporation, a Delaware corporation" in each instance where it appears in such Agreement and to substitute "SFC New Holdings, Inc, a Delaware corporation" therefor.

          3.2 Section 10.20 of the Pooling Agreement is amended to insert (i) "Specialty Foods Corporation," before the reference to "Master Servicer" in the fifth line thereof, (ii) to insert ", Specialty Foods Corporation" after the first reference to "the Company" set forth in clause (i) of the proviso set forth in such section and (c) to insert "or Specialty Foods Corporation" after the reference to "any public filings of SFC" set forth in such proviso.

          3.3  (i) With respect to acts and agreements
executed by SFC prior to the effectiveness of this Amendment, each reference to "SFC" in the Pooling Agreement with respect to such acts and agreements, shall mean SFC, and (ii) with respect to acts and agreements executed by SFC Holdings from and after the effectiveness of this Amendment, each reference to "SFC" in each of the Pooling Agreement with respect to such acts and agreements shall mean and be a reference to SFC Holdings.


          SECTION 4.  Amendments to the Receivables Sale
Agreement. The Receivables Sale Agreement is hereby amended as follows:

          4.1 The Receivables Sale Agreement is amended (i) to delete the phrase "SPECIALTY FOODS CORPORATION, as Master Servicer" in each instance where it appears in such Agreement and to substitute SFC NEW HOLDINGS, INC, as Master Servicer" therefor, and (ii) to delete the phrase "Specialty Foods Corporation, a Delaware corporation" in each instance where it appears in such Agreement and to substitute "SFC New Holdings, Inc, a Delaware corporation" therefor.
          4.2 Section 8.3 of the Receivables Sale Agreement is amended by deleting (i) "(the 'Parent Note')" from the first sentence thereof, and substituting "(as amended, modified or supplemented from time to time, or as substituted by a replacement note executed by SFC New Holdings, Inc., the 'Parent Note')", therefor and (ii) the reference to "Specialty Foods Corporation" in clause (a) of the second sentence thereof, and substituting "the Master Servicer" therefor.

          4.3 Section 8.4 of the Receivables Sale Agreement is amended by inserting the following proviso at the end thereof:

          "; provided, however, that the foregoing shall not apply to any assignment by Specialty Foods
          Corporation to the SFC New Holdings, Inc. of its rights and obligations under the Parent Note."

          4.4  (i) With respect to acts and agreements
executed by SFC prior to the effectiveness of this Amendment, each reference to "SFC" in the Receivables Sale Agreement with respect to such acts and agreements, shall mean SFC, and (ii) with respect to acts and agreements executed by SFC Holdings from and after the effectiveness of this Amendment, each reference to "SFC" in the Receivables Sale Agreement with respect to such acts and agreements shall mean and be a reference to SFC Holdings.

          SECTION 5.  Amendments to the Servicing Agreement.
The Servicing Agreement is hereby amended as follows:

          5.1 The Servicing Agreement is amended (i) to delete the phrase "SPECIALTY FOODS CORPORATION, as Master Servicer" in each instance where it appears in such Agreement and to substitute SFC NEW HOLDINGS, INC, as Master Servicer" therefor, and (ii) to delete the phrase "Specialty Foods Corporation, a Delaware corporation" in each instance where it appears in such Agreement and to substitute "SFC New Holdings, Inc, a Delaware corporation" therefor.

          5.2 Section 1.1 of the Servicing Agreement is amended by adding the following proviso after clause (ii) of the definition of "Master Servicer Consolidation Event" set forth therein:

          "provided, however, that notwithstanding the foregoing, any assignment by Specialty Foods
          Corporation, a Delaware corporation, to SFC New
          Holdings, Inc., a Delaware corporation and affiliate of the Company, of the rights, duties and obligations of Master Servicer under the Transaction Documents shall not be deemed to be a Master Servicer Consolidation Event."

          5.3 Section 4.5 of the Servicing Agreement is amended to insert the following sentence after the first sentence thereof:

          "Notwithstanding the foregoing, the Master
          Servicer shall be deemed to have timely satisfied the foregoing requirement if the letter described in the foregoing sentence with respect to the fiscal year ended on December 31, 1998 is furnished on or before September 1, 1999."

          5.4 Section 7.11 of the Servicing Agreement is amended by inserting (i) ", Specialty Foods Corporation " after the reference to "the Company in clause (iii) of the proviso set forth therein and (ii) "or Specialty Foods
Corporation" after the reference to "any public filings of SFC" in such clause of such proviso.

          5.5  (i) With respect to acts and agreements
executed by SFC prior to the effectiveness of this Amendment, each reference to "SFC" in the Servicing Agreement with respect to such acts and agreements shall mean SFC, and (ii) with respect to acts and agreements executed by SFC Holdings from and after the effectiveness of this Amendment, each reference to "SFC" in the Servicing Agreement with respect to such acts and agreements shall mean and be a reference to SFC Holdings.

          SECTION 6. Agent's and VFC Certificateholders' Consent. Each of Bankers Trust Company, as Agent for the VFC Certificateholders, and the VFC Certificateholders hereby acknowledges and consents to (w) the assignment to and assumption by SFC Holdings of all of SFC's rights and obligations under each of the Agreements, which assignments and assumptions are effected hereunder, and the Series 1998-1 Supplement and the Certificate Purchase Agreement, which assignments and assumptions are effected under Amendment No. 3 to Series 1998-1 Supplement and Amendment No. 1 to 1998-1 Certificate Purchase Agreements, dated as of the date hereof ("Amendment No. 3"), (x) the amendments effected hereunder to each of the Agreements and to the amendments effected as of date hereof under Amendment No. 3, (y) the termination of the existing Guaranty and the execution of a replacement guaranty made by SFC Holdings in favor of the Company and
(z) the assignment to and assumption by SFC Holdings of all of SFC's rights and obligations under the Parent Note or, in the alternative, the execution of a replacement note made by the Company in favor of SFC Holdings. Each of Bankers Trust Company, as Agent for the VFC Certificateholders, and the VFC Certificateholders hereby acknowledges that, upon the effectiveness of this Amendment, SFC shall cease to have any obligations under any of the Agreements, the Guaranty or the Parent Note.

          SECTION 7.  Covenants, Representations and
Warranties of the Company, SFC and SFC Holdings.

          7.1 Upon the effectiveness of this Amendment and Consent, each of the Company, SFC and SFC Holdings, as Master Servicer, hereby reaffirms all covenants, representations and warranties made by it (or, in the case of SFC Holdings, made by SFC) in each of the Agreements and in the other Transaction Documents and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment and Consent, except to the extent any such representation and warranty was expressly made as of any other date, in which case such representation and warranty was true and correct in all material respects as of such other date.

          7.2 Each party hereto represents and warrants that this Amendment and Consent constitutes its legal, valid and binding obligation, enforceable against each such party in accordance with its terms.

          SECTION 8.     Conditions to Effectiveness.  This
Amendment and Consent shall become effective as of the date hereof upon:

          8.1 the Trustee's receipt of:

          (a) executed counterparts of this Amendment and Consent, executed by each of the parties hereto and acknowledged and consented to by each of Bankers Trust Company, as Agent for the VFC
          Certificateholders, and the requisite VFC
          Certificateholders;

          (b) executed counterparts of Amendment No. 3, executed by each of the parties thereto and acknowledged by the requisite VFC
          Certificateholders;

          (c) an officer's certificate of a Responsible Officer of the Company certifying that neither this Amendment and Consent nor Amendment No. 3 shall adversely affect in any material respect the interests of the VFC Certificateholders;

          (d) a secretary's certificate from each of the Company, SFC and SFC Holdings certifying (i) board resolutions authorizing the execution and delivery of this Amendment and Consent, (ii) the incumbency of the natural persons authorized to execute and deliver this Amendment and Consent, (iii) the charter and bylaws of the Company, SFC or SFC Holdings, as the case may be, being correct and in full force and effect and (iv) copies of "good standing" certificates issued by the Secretary of State of the State of Delaware, certifying that each of the Company, SFC, or SFC Holdings, as the case may be, is in good standing and has paid all taxes due to the State of Delaware, and including as annexes thereto the certificate of incorporation of the Company, SFC or SFC Holdings, as the case may be; and

          8.2 (i) the completion of the refinancing transactions and exchange offers contemplated under (x) SFAC New Holdings, Inc.'s Offer to Exchange and Consent Solicitation dated May 10, 1999 with respect to certain senior secured discount debentures issued by Specialty Foods Acquisition Corporation and (y) SFC New Holdings, Inc.'s Offer to Exchange and Consent Solicitation dated May 10, 1999 with respect to certain senior notes of SFC and (ii) the effectiveness of Amendment No. 3.
          9. Continuing Effect of the Agreements. Except as expressly amended, modified and supplemented hereby, the provisions of each of the Agreements are and shall remain in full force and effect.

          10. GOVERNING LAW. THIS AMENDMENT AND CONSENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

          11. Counterparts. This Amendment and Consent may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.



          IN WITNESS WHEREOF, the parties have caused this Amendment and Consent to be duly executed by their respective officers as of the day and year first above written.


                      SPECIALTY FOODS FINANCE CORPORATION


                      BY:   /s/   Sean M. Stack
                            ------------------
                           Name: Sean M. Stack
                           Title:    Vice President


                      SPECIALTY FOODS CORPORATION


                      BY:  /s/  Sean M. Stack
                         -------------------
                           Name: Sean M. Stack
                           Title:    Vice President


                      SFC NEW HOLDINGS, INC.


                      BY:  /s/ Sean M. Stack
                        ---------------------
                           Name: Sean M. Stack
                           Title:    Vice President


                      THE CHASE MANHATTAN BANK, as Trustee


                      BY:
                           Name:
                           Title:

Acknowledged and consented to
as of the date indicated above:


BANKERS TRUST COMPANY,
  as Agent and VFC Certificateholder


BY: _______________________________
Name:
Title:

CRESCENT/MACH I PARTNERS, L.P.
c/o TRUST COMPANY OF THE WEST


BY: _______________________________
Name:
Title:


NATEXIS BANQUE


BY: _______________________________
Name:
Title:

COOPERATIEVE CENTRALE RAIFFEISEN BOERENLEENBANK B.A.
"RABOBANK NEDERLAND" NEW YORK BRANCH


BY: _________________________________
Name:
Title


COMPAGNIE FINANCIERE DE CIC


BY: ________________________________
Name:
Title:


GCB INVESTMENT PORTFOLIO AND OSPRY INVESTMENTS
c/o CITIBANK GLOBAL ASSET MANAGEMENT


BY: ________________________________
     Name:
     Title: